Exhibit 23.4


                                  CONSENT


      I hereby consent to being named as a person chosen to become a director of Anthracite Capital, Inc. ("Anthracite") in the Registration Statement on Form S-4 relating to the merger of CORE Cap, Inc. with Anthracite filed with the Securities and Exchange Commission on or about March 24, 2000.


                                        /s/ Leon T. Kendall
                                        ---------------------------
                                        Leon T. Kendall


                                        /s/ David M. Applegate
                                        ---------------------------
                                        David M. Applegate